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         Auction Rate Municipal Preferred Shares of Beneficial Interest

               BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                             1,860 Shares, Series F7

                    Liquidation Preference $25,000 Per Share

                             UNDERWRITING AGREEMENT

                                                                December 9, 2002

SALOMON SMITH BARNEY INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
WACHOVIA SECURITIES, INC.
c/o SALOMON SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York 10013

Ladies and Gentlemen:

                  BlackRock California Insured Municipal Income Trust, a Delaware statutory trust (the "Trust"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of 1,860 shares of its Auction Rate Municipal Preferred Shares of Beneficial Interest, Series F7 with a liquidation preference of $25,000 per share (the "Shares"). The Shares will be authorized by, and subject to the terms and conditions of, the Statement of Preferences of Municipal Auction Rate Cumulative Preferred Shares of the Trust, dated as of __________, 2002 (the "Statement") and the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of August 19, 2002 (the "Declaration"), in the forms filed as exhibits to the Registration Statement referred to in Section 1 of this agreement, as the same may be amended from time to time. The Trust, its investment adviser, BlackRock Advisors, Inc. ("BAI") and its investment sub-adviser, BlackRock Financial Management, Inc. ("BFM") (each, an "Adviser" and together, the "Advisers"), wish to confirm as follows their agreement with Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities Incorporated and Wachovia Securities, Inc. (the "Underwriters"), in connection with the purchase of the Shares by the Underwriters.

                  Collectively, the Investment Management Agreement dated as of October 22, 2002 between the Trust and BAI (the "Investment Management Agreement"), the Sub-Investment Advisory Agreement dated as of October 22, 2002 among the Trust, BAI and BFM (the "Sub-Advisory Agreement"), the Custodian Agreement dated as of October 21, 2002 between the Trust and State Street Bank and Trust Company, the Transfer Agent and Service Agreement dated as of October 31, 2002 between the Trust and EquiServe Trust Company, N.A. and the Auction Agent Agreement to be dated December 11, 2002 between the Trust and The Bank of New York are hereinafter referred to as the "Trust Agreements." The Investment

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Management Agreement and the Sub-Advisory Agreement are hereinafter collectively referred to as the "Advisory Agreements." This Underwriting Agreement is hereinafter referred to as the "Agreement."

                  For purposes of this Agreement, references to a post-effective amendment to the Registration Statement (defined below) shall only be deemed to refer to those amendments which are filed with the Commission before the later of (i) one year from the date of this Agreement or (ii) the date on which a prospectus relating to the Shares is no longer required by the 1933 Act (defined below) to be delivered in connection with any sales by any Underwriter or dealer.

                  1. REGISTRATION STATEMENT AND PROSPECTUS. The Trust has prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations"), a registration statement on Form N-2, as amended by Pre-Effective Amendments Nos. 1 and 2 (File Nos. 333-100950 and 811-21177) (the "registration statement"), including a prospectus relating to the Shares. The Trust also has filed a notification of registration of the Trust as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective, prior to the execution of this Agreement, and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Trust has filed an abbreviated registration statement to register an additional amount of Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the forms included in the registration statement at the time of filing of Pre-Effective Amendment No. 1 to the registration statement with the Commission on December 5, 2002, and as such prospectus and statement of additional information shall have

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been amended from time to time prior to the date of the Prospectus. The terms
"Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements and other information incorporated by reference therein.

                  The Trust has furnished you with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

                  2. AGREEMENTS TO SELL AND PURCHASE. The Trust hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Underwriters and, upon the basis of the representations, warranties and agreements of the Trust and the Advisers herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $[ ] per share, the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto.

                  3. TERMS OF PUBLIC OFFERING. The Trust and the Advisers have been advised by you that the Underwriters propose to make a public offering of their respective portion of the Shares as soon after the Registration Statement has become effective and this Agreement has been executed and delivered as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

                  4. DELIVERY OF THE SHARES AND PAYMENT THEREFOR. Delivery to the Underwriters of and payment to the Trust for the Shares shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036, or through the facilities of The Depository Trust Company or another mutually agreeable facility, at 9:30 A.M., New York City time, on December 11, 2002 (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between you and the Trust.

                  Certificates for the Shares purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. The certificates evidencing the Shares purchased hereunder shall be delivered to you on the Closing Date, through the facilities of The Depository Trust Company, against payment of the purchase price therefor in immediately available funds to the order of the Trust.

                  5. AGREEMENTS OF THE TRUST AND THE ADVISERS. The Trust and the Advisers, jointly and severally, agree with the several Underwriters as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Trust will use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing when the Registration Statement or such post-effective amendment has become effective.

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                  (b) Except as otherwise stated in (iii) below, for a period of five years from the date hereof, the Trust (in the case of (i), (ii), (iii)(A) and (iv) below) and the Advisers (in the case of (iii)(B) and (iv) below) will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration
Statement, prohibiting or suspending the use of the Prospectus or any Prepricing Prospectus, or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes, (iii) of receipt by the Trust, any affiliate of the Trust or any representative or attorney of the Trust of any other material communication adverse to the Trust from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Trust (if such communication relating to the Trust is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940
Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Trust Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), assets or results of operations of the Trust or any event which should reasonably be expected to have a material adverse effect on the ability of either Adviser to perform its respective obligations under this Agreement and the Advisory Agreements to which it is a party (in either case, other than as a result of changes in market conditions generally or the market for municipal securities generally) or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus, or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Trust will use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time.

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                  (c) The Trust will furnish to you, without charge, three
signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may request.

                  (d) The Trust will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus, or any sales material (as hereinafter defined)(or any amendment or supplement to any of the foregoing), of which you shall not previously have been advised or to which you shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you prior to or concurrently with such filing.

                  (e) Prior to the execution and delivery of this Agreement, the Trust has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Trust consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Trust.

                  (f) As soon as possible after the execution and delivery of this Agreement and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by any Underwriter or any dealer, the Trust will promptly deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Trust consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Shares by any Underwriter or any dealer. If during such period of time any event shall occur that in the judgment of the Trust or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or is required to be set forth therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or blue sky disclosure laws, rules or regulations, the Trust will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will promptly furnish to the Underwriters and dealers, without charge, a reasonable number of copies thereof. In the event that the Trust and you agree that the Registration Statement or the Prospectus should be amended or supplemented, the Trust (if, in the opinion of counsel to the Underwriters, it is required by law) will promptly issue a press

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release announcing or disclosing the matters to be covered by the proposed amendment or supplement or will otherwise appropriately disseminate the required information.

                  (g) The Trust will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or blue sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (h) The Trust will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period ending not later than 17 months after the effective date of the Registration Statement as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

                  (i) During the period of three years hereafter, the Trust will furnish to you (i) as soon as available, a copy of each proxy statement, annual and semi-annual report of the Trust mailed to shareholders or filed with the Commission or furnished to the New York Stock Exchange (the "NYSE") other than reports on Form N-SAR, and (ii) from time to time such other information concerning the Trust as you may reasonably request.

                  (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 11 hereof or by notice given by you terminating this Agreement pursuant to Section 12 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Trust or the Advisers to comply with any material term or fulfill any material condition of this Agreement required to be complied with or fulfilled by them, the Trust and the Advisers agree, jointly and severally, to reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

                  (k) The Trust will apply the net proceeds from the sale of the Shares in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objectives, policies and restrictions of the Trust as described in the Prospectus, as the same may be amended from time to time.

                  (l) The Trust will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will file in a timely fashion the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

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                  (m) Except as provided in this Agreement, the Trust will not sell, contract to sell or otherwise dispose of any of its preferred shares of beneficial interest of the same series as the Shares or any securities convertible into or exercisable or exchangeable for its preferred shares of beneficial interest of the same series as the Shares, or grant any options or warrants to purchase its preferred shares of beneficial interest of the same series as the Shares, for a period of 180 days after the date of the Prospectus, without the prior written consent of Salomon Smith Barney Inc.

                  (n) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, neither the Trust nor the Advisers have taken, nor will any of them take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Shares or any other securities issued by the Trust to facilitate the sale or resale of the Shares.

                  (o) The Trust intends to direct the investment of the proceeds from the offering of the Shares so as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company under the Code.

                  (p) The Trust and the Advisers will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all conditions of theirs to closing as set forth in this Agreement.

                  (q) The Adviser hereby agrees and covenants to waive receipt of a portion of its fees or other payments from the Trust to which it is entitled in the amounts and for the time periods set forth in the Prospectus.

                  6. REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE ADVISERS. The Trust and the Advisers, jointly and severally, represent and warrant to each Underwriter that, as of the date hereof or at such other time or times identified below:

                  (a) Each Prepricing Prospectus complied when filed with the Commission in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Trust in writing by or on behalf of any Underwriter through you expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus or the Prospectus.

                  (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations, as applicable, and

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did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Trust in writing by or on behalf of any Underwriter through you expressly for use therein.

                  (c) All the shares of beneficial interest of the Trust outstanding as of the date hereof have been duly authorized and validly issued, are fully paid and nonassessable (except as provided in the last sentence of Section 3.8 of the Declaration) and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable (except as provided in the last sentence of Section 3.8 of the Declaration) and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Trust, and will conform in all material respects to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the capitalization of the Trust conforms in all material respects to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

                  (d) The Trust is a statutory trust duly organized and validly existing in good standing under the laws of the State of Delaware with full statutory trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), assets or results of operations of the Trust; and the Trust has no subsidiaries.

                  (e) There are no legal or governmental proceedings pending or, to the knowledge of the Trust or the Advisers, threatened, against the Trust, or to which the Trust or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

                  (f) The Trust is not in violation of the Statement, the Declaration or its bylaws (the "Bylaws"), or other organizational documents or of any law, ordinance, administrative or governmental rule or regulation applicable to the Trust or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Trust, or in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture,

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lease or other instrument to which the Trust is a party or by which it or any of its properties may be bound, except where such violation or default does not have a material adverse effect on the condition (financial or other), assets or results of operations of the Trust.

                  (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Trust Agreements by the Trust, nor the consummation by the Trust of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Trust (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Statement, the Declaration, the Bylaws or other organizational documents of the Trust or (B) conflicts or will conflict with or constitutes or will constitute a material breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Trust is a party or by which it or any of its properties may be bound, or materially violates or will materially violate any material statute, law, regulation or judgment, injunction, order or decree applicable to the Trust or any of its properties, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Trust pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Trust is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

                  (h) The accountants, Deloitte & Touche LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

                  (i) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly the financial position of the Trust on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) are accurately presented.

                  (j) The execution and delivery of, and the performance by the Trust of its obligations under, this Agreement and the Trust Agreements have been duly and validly authorized by the Trust, and this Agreement and the Trust Agreements have been duly executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes the valid and legally binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as rights to indemnity and contribution

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hereunder and thereunder may be limited by federal or state securities laws, and subject to the qualification that the enforceability of the Trust's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

                  (k) Except as disclosed in or contemplated by the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Trust has not incurred any material liability or material obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Trust, and there has not been any change in the capitalization, or material increase in the short-term debt or long-term debt, of the Trust, or any material adverse change, or any development involving, or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), assets or results of operations of the Trust, whether or not arising in the ordinary course of business (other than as a result of changes in market conditions generally or the market for municipal securities generally).

                  (l) The Trust has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

                  (m) The Trust has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), subject to such qualifications as may be set forth in the Prospectus; the Trust has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Trust under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto), and except where the revocation, termination or impairment of the Trust's rights under such permits should not reasonably be expected to have a material adverse effect on the condition (financial or other), assets or results of operations of the Trust; and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that should reasonably be expected to have a material adverse effect on the condition (financial or other), assets or results of operations of the Trust.

                  (n) The Trust maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Trust and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (o) No holder of any security of the Trust has any right to require registration of any security of the Trust because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

                  (p) The Trust, subject to the registration statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

                  (q) The conduct by the Trust of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names (collectively, "Intellectual Property") which it does not own, possess or license, except where the failure to own, possess or license such Intellectual Property should not reasonably be expected to have a material adverse effect on the condition (financial or other), assets or results of operations of the Trust.

                  (r) The Trust is duly registered under the 1940 Act and the 1940 Act Rules and Regulations as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations; no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations has been issued or proceedings therefor initiated or, to the knowledge of the Trust or either of the Advisers, threatened by the Commission. The provisions of the Statement, the Declaration and Bylaws, and the investment policies and restrictions described in the Registration Statement and the Prospectus, comply in all material respects with the requirements of the 1940 Act and the 1940 Act Rules and Regulations. The Trust is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person serving or acting as an officer, trustee or investment adviser of the Trust is prohibited from so serving or acting by, and the composition of the Trust's Board of Trustees is in compliance with, the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

                  (s) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Trust has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Trust to facilitate the sale or resale of the Shares, and the Trust is not aware of any such action taken or to be taken by any affiliates of the Trust who are not underwriters or dealers participating in the offering of the Shares.

                  (t) All advertising, sales literature or other promotional material (including "prospectus wrappers") intended for public distribution and authorized in writing by or prepared by the Trust or the Advisers for use in connection with the offering and sale of the Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and no such sales material, when read together with the Prospectus, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No advertising, sales literature or other promotional material (including "broker kits," "road show slides" and "road show scripts") not intended for public distribution and authorized in writing by or prepared by the Trust or the Advisers for use in connection with the offering and sale of the Shares was or is, when read together with the Prospectus, materially false or misleading.

                  (u) Each of the Trust Agreements and the Trust's and the Advisers' obligations under this Agreement and each of the Trust Agreements to which it is a party comply in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                  (v) The Trust's common shares are duly listed on the NYSE.

                  (w) The Shares have been, or prior to the Closing Date will be, assigned a rating of `Aaa' by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Standard & Poor's Rating Services ("S&P").

                  (x) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Trust is an "interested person" (as defined in the 1940 Act) of the Trust or an "affiliated person" (as defined in the 1940 Act) of any Underwriter.

                  7. REPRESENTATIONS AND WARRANTIES OF THE ADVISERS. BAI and BFM, jointly and severally, represent and warrant to each Underwriter that, as of the date hereof or at such other time or times identified below:

                  (a) Each of the Advisers is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and each is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or to qualify does not have a material adverse effect on the ability of such Adviser to perform its obligations under this Agreement and the Advisory Agreements to which it is a party.

                  (b) Each of the Advisers is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Advisory Agreements to which it is a party for the Trust as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding which should reasonably be expected to have a material adverse affect on the registration of either Adviser with the Commission.

                  (c) There are no legal or governmental proceedings pending or, to the knowledge of each Adviser, threatened against such Adviser, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that should reasonably be expected to have a material adverse effect on the ability of such Adviser to perform its obligations under this Agreement and the Advisory Agreements to which it is a party.

                  (d) Neither the execution, delivery or performance of this Agreement or the Advisory Agreements by each Adviser which is a party thereto, nor the consummation by each Adviser of the transactions contemplated hereby or thereby (A) requires either Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over either Adviser or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of incorporation or bylaws, or other organizational documents, of such Adviser or (B) conflicts or will conflict with or constitutes or will constitute a material breach of or a default under, any material agreement, indenture, lease or other instrument to which either Adviser is a party or by which either Adviser or any of its properties may be bound, or materially violates or will materially violate any material statute, law, regulation or judgment, injunction, order or decree applicable to either Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of either Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of either Adviser is subject, except in any case under clause (A) or (B) as should not reasonably be expected to have a material adverse effect on the ability of each Adviser to perform its obligations under this Agreement and the Advisory Agreements to which it is a party. Neither Adviser is subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

                  (e) The execution and delivery of, and the performance by each Adviser of its respective obligations under, this Agreement and the Advisory Agreements to which it is a party have been duly and validly authorized by such Adviser, and this Agreement and the Advisory Agreements have been duly executed and delivered by such Adviser and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes the valid and legally binding agreement of such Adviser, enforceable against such Adviser in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws, and subject to the qualification that the enforceability of the Trust's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

                  (f) Each Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Advisory Agreements to which it is a party.

                  (g) The description of each Adviser in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

                  (h) Each of the Advisory Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                  (i) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), there has not occurred any event which should reasonably be expected to have a material adverse effect on the ability of either Adviser to perform its obligations under this Agreement and the Advisory Agreements to which it is a party.

                  (j) Each of the Advisers has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), except to the extent that the failure to so have should not reasonably be expected to have a material adverse effect on the ability of such Adviser to perform its obligations under the Advisory Agreements to which it is a party; each of the Advisers has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of either Adviser under any such permit, except where the revocation, termination or impairment of such Adviser's rights under such permits should not reasonably be expected to have a material adverse effect on the ability of such Adviser to perform its obligations under the Advisory Agreements to which it is a party.

                  (k) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), neither Adviser has taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of any securities issued by the Trust to facilitate the sale or resale of the Shares, and neither Adviser is aware of any such action taken or to be taken by any affiliates of the Advisers who are not underwriters or dealers participating in the offering of the Shares.

                  8. INDEMNIFICATION AND CONTRIBUTION. (a) The Trust and the Advisers agree, jointly and severally, to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus, the Registration Statement, the Prospectus, any sales material or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Trust by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Trust has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Trust or the Advisers may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Trust or the Advisers, such Underwriter or such controlling person shall promptly notify the Trust or the Advisers, and the Trust or the Advisers shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Trust or the Adviser have agreed in writing to pay such fees and expenses, (ii) the Trust and the Advisers have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Trust or the Advisers and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Trust or the Advisers by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Trust and the Advisers shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Trust and the Advisers shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by you, and that all such fees and expenses shall be reimbursed promptly as they are incurred. The Trust and the Advisers shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Trust and the Advisers agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust and the Advisers, their directors, trustees, any officers who sign the Registration Statement, and any person who controls the Trust or the Advisers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Trust and the Advisers to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Trust or the Advisers, any of their trustees, directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph
(c), such Underwriter shall have the rights and duties given to the Trust and the Advisers by paragraph (b) above (except that if the Trust or the Advisers shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Trust and the Advisers, their trustees, directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

                  (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The Trust and the Advisers agree that as between the Trust, BAI and BFM (and solely for the purpose of allocating among such parties the total amount to be contributed by each of them to one another and without prejudice to the right of the Underwriters to receive contributions from the Trust and the Advisers under this Section 8(d) on a joint and several basis) the relative benefits received by the Trust, on the one hand, and BAI and BFM on the other hand, shall be deemed to be in the same proportion that the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the present value of the future revenue stream to be generated by the advisory fee to be paid by the Trust to BAI pursuant to the Investment Advisory Agreement. The relative fault of the Trust and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Advisers on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Trust, the Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I hereto (or such numbers of Shares increased as set forth in Section 11 hereof) and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Trust and the Advisers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Trust, the Advisers, their trustees, directors or officers, or any person controlling the Trust or the Advisers, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Trust, the Advisers, their trustees, directors or officers, or any person controlling the Trust or the Adviser, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 8.

                  9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Shares hereunder are subject to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Trust, the Advisers or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, properties, net assets, or results of operations of the Trust or the Advisers not contemplated by the Prospectus, which in your opinion, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Trust or the Advisers or any officer or trustee of the Trust or the Advisers which makes any statement made in the Prospectus untrue or which, in the opinion of the Trust and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, materially adversely affect the market for the Shares.

                  (c) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Trust, dated the Closing Date and addressed to you, in the form attached hereto as Exhibit A.

                  (d) You shall have received on the Closing Date an opinion of Vincent Tritto, Esq., counsel for the Advisers, dated the Closing Date and addressed to you, in form and substance satisfactory to you and to the effect that:

                      (i) Based on certificates of the Secretary of State of the State of Delaware, each of the Advisers is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them). Based on certificates of the applicable secretaries of state, each Adviser is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register and qualify does not have a material adverse effect on the ability of such Adviser to perform its obligations under this Agreement and the Advisory Agreements to which it is a party;

                      (ii) Each of the Advisers is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Advisory Agreements to which it is a party for the Trust as contemplated by the Prospectus (or any amendment or supplement thereto); and, to the best knowledge of such counsel after reasonable inquiry, there does not exist any proceeding which should reasonably be expected to adversely affect the registration of either Adviser with the Commission;

                      (iii) Each of the Advisers has corporate power and authority to enter into this Agreement and the Advisory Agreements to which it is a party, and this Agreement and the Advisory Agreements to which each Adviser is a party have been duly authorized, executed and delivered by each Adviser which is a party thereto and each Advisory Agreement is a valid and legally binding agreement of such Adviser, enforceable against such Adviser in accordance with its terms except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Advisers' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law;

                      (iv) Neither the execution, delivery or performance of this Agreement or the Advisory Agreements by each Adviser which is a party thereto, nor the consummation by each Adviser of the transactions contemplated hereby and thereby (A) conflicts or will conflict with, or constitutes or will constitute a breach of or default under, the certificate of incorporation or bylaws, or other organizational documents, of such Adviser or (B) conflicts or will conflict with, or constitutes or will constitute a material breach of or material default under any material agreement, indenture, lease or other instrument to which either Adviser is a party, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of either Adviser, nor will any such action result in any material violation of any law of the State of New York, the Delaware General Corporation Law, the 1940 Act, the Advisers Act or any regulation or judgment, injunction, order or decree applicable to either Adviser or any of its properties;

                      (v) No consent, approval, authorization or other order of, or registration or filing with, the Commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official of the State of New York is required on the part of either Adviser for the execution, delivery and performance of this Agreement or the Advisory Agreements to which it is a party, or the consummation by such Adviser of the transactions contemplated hereby and thereby;

                      (vi) To the best knowledge of such counsel after reasonable inquiry, there are no legal or governmental proceedings pending or threatened against either Adviser or to which either Adviser or any of its properties is subject, which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required;

                      (vii) Each of the Advisers has all material permits, licenses, franchises and authorizations of governmental or regulatory authorities as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), and to perform its obligations under the Advisory Agreements to which it is a party; and

                      (viii) Such counsel shall also state that the description of each of the Advisers contained in the Registration Statement (and any amendment or supplement thereto), as of the Registration Statement's effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading and that the description of the Advisers contained in the Prospectus or any amendment or supplement thereto, as of its issue date and as of the Closing Date does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                  (e) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special California counsel for the Trust, dated the Closing Date and addressed to you, in form and substance satisfactory to you and to the effect that:

                      (i) The statements in the Prospectus under the captions "Prospectus Summary--Risk Factors Summary--Concentration in California Issuers," "The Trust's Investments--Municipal Bonds--Economic and Other Considerations in California" and "Tax Matters--California Tax Matters" (in the prospectus) and "Investment Policies and Techniques--Factors Pertaining to California" (in the statement of additional information), insofar as they refer to statements of law or legal conclusions, are accurate and present fairly the information shown; and

                      (ii) Such counsel shall also state that they have participated in the preparation of, and have reviewed and discussed the contents of, the Registration Statement and Prospectus with certain officers and employees of the Trust and BAI and with counsel for the Trust concerning the statements set forth in the Registration Statement and Prospectus under captions "Prospectus Summary--Risk Factors Summary--Concentration in California Issuers," "The Trust's Investments--Municipal Bonds--Economic and Other Considerations in California" and "Tax Matters--California Tax Matters" (in the prospectus) and "Investment Policies and Techniques--Factors Pertaining to California" (in the statement of additional information), and that based upon the foregoing, no facts have come to their attention which cause them to believe that the statements contained in the Registration Statement or any amendment or supplement thereto under such captions (except as to any financial statements or other financial data included in the Registration Statement or any such amendment or supplement, as to which they express no belief), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the statements contained in the Prospectus or any amendment or supplement thereto under such captions (except as to any financial statements or other financial data included in the Prospectus or any such amendment or supplement, as to which they express no belief), as of its issue date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                  (f) You shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Date and addressed to you, with respect to such matters as you may reasonably request.

                  (g) You shall have received letters addressed to you and dated the date hereof and the Closing Date from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

                  (h) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Trust, the Advisers or with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement (other than enforcement actions against any Underwriter with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement) may be pending before or, to the knowledge of the Trust, the Advisers or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the reasonable satisfaction of the Underwriters; (ii) there shall not have been any change in the capitalization of the Trust nor any material increase in the short-term or long-term debt of the Trust (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the

Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement to either of them), any material adverse change (other than as a result of changes in market conditions generally or the market for municipal securities generally) in the condition (financial or other), assets or results of operations of the Trust; (iv) the Trust shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Trust, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all the representations and warranties of the Trust and the Advisers contained in this Agreement that are qualified by a materiality standard shall be true and correct, and all representations and warranties of the Trust and the Advisers contained in this Agreement that are not so qualified shall be true and correct in all material respects, on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate of the Trust and the Advisers, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Trust and the Advisers (or such other officers as are reasonably acceptable to you), to the effect set forth in this Section 9(h) and in Section 9(i) hereof.

                  (i) Neither the Trust nor either of the Advisers shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (j) The Trust shall have delivered and you shall have received evidence satisfactory to you that the Shares are rated `Aaa' by Moody's and `AAA' by S&P as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the Shares by Moody's or by S&P.

                  (k) As of the Closing Date and assuming the receipt of the net proceeds from the sale of the Shares, the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount (each as defined in Appendix A to the statement of additional information contained in the Registration Statement) each will be met.

                  (l) The Trust and the Advisers shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested in order to verify the satisfaction of the conditions set forth in this Section 9, including, without limitation, a certificate of the secretary or assistant secretary of the Trust and the Advisers, an incumbency certificate of the Trust and each Adviser and a certificate of the auction agent.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

                  Any certificate or document signed by any officer of the Trust or the Advisers and delivered to you, or to your counsel, shall be deemed a representation and warranty by the Trust or the Advisers, as applicable, to each Underwriter as to the statements made therein.

                  10. EXPENSES. The Trust agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the 1940 Act Notification, the Prospectus and each amendment or supplement to any of them (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations); (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares;
(iv) the reproduction and delivery of this Agreement, any dealer agreements and all other agreements or documents reproduced and delivered in connection with the offering of the Shares; (v) the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental blue sky memoranda and such registration and qualification); (vi) fees paid to Moody's and/or S&P; (vii) the transportation and other expenses incurred by or on behalf of Trust representatives in connection with presentations to prospective purchasers of the Shares; and (viii) the fees and expenses of the Trust's accountants and the fees and expenses of counsel (including local and special counsel) for the Trust.

                  11. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when the registration statement or such post-effective amendment has become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Trust, by notifying you, or by you, by notifying the Trust.

                  If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Trust for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Trust are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Trust or the Advisers. In any such case which does not result in termination of this Agreement, either you or the Trust shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Trust, purchases Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

                  Any notice under this Section 11 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

                  12. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of the Underwriters to the Trust or the Advisers, by notice given to the Trust or the Advisers prior to delivery of and payment for the Shares, if at any time prior to such time (i) trading in the Trust's common shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE or the American Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on either of such Exchanges, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in your sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto). Notice of such termination may be given to the Trust or the Advisers by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                  13. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the cover page, and the statements in the first paragraph and the table immediately thereafter, the third paragraph and the seventh paragraph under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 8 hereof.

                  14. MISCELLANEOUS. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Trust or the Advisers, at the office of BlackRock Financial Management, Inc. at 40 East 52nd Street, New York, New York 10022, Attention: Ralph L. Schlosstein; or (ii) if to you, to Salomon Smith Barney Inc., 388 Greenwich Street, New York,
New York 10013, Attention: Manager, Investment Banking Division.

                  This Agreement has been and is made solely for the benefit of the several Underwriters, the Trust, the Advisers, their directors, trustees and officers, and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

                  15. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Advisers and the several Underwriters.

                                    Very truly yours,

                                    BLACKROCK CALIFORNIA INSURED
                                    MUNICIPAL INCOME TRUST

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BLACKROCK ADVISORS, INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    BLACKROCK FINANCIAL MANAGEMENT, INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

Confirmed as of the date first above mentioned.

SALOMON SMITH BARNEY INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
WACHOVIA SECURITIES, INC.

By:      SALOMON SMITH BARNEY INC.

By:
         --------------------------------------------
         Name: Robert F. Bush, Jr.
         Title: Director

                                   SCHEDULE I

               BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                                                       NUMBER OF
                                                                       SERIES F7
                           UNDERWRITER                                   SHARES


Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Prudential Securities Incorporated
Wachovia Securities, Inc.





Total                                                                      1,860

                                    EXHIBIT A

           FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP